THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED OR SOLD WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT SUCH TRANSFER OR SALE DOES NOT VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, OR ANY APPLICABLE STATE SECURITIES LAW.

                                      NOTE

$150,000                                                          Houston, Texas
                                                                 January 1, 2001

          FOR VALUE RECEIVED, NORTH AMERICAN TECHNOLOGIES GROUP, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of DOUGLAS C. WILLIAMSON, with an address at ____________________________ (the "Lender"), the principal sum of One Hundred Fifty Thousand Dollars (U.S. $150,000) payable in accordance with the provisions of that certain Loan Agreement dated January 1, 2001 between the Borrower and the Lender (as it may hereafter be amended, restated, modified or supplemented from time to time, the "Loan Agreement"). All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Loan Agreement.

          The Borrower shall pay interest on the unpaid principal balance hereof at the rate of 10% per annum, subject to the provisions of Section 2.4(b) of the Loan Agreement, at the times and in the manner provided in the Loan Agreement. Upon the occurrence and during the continuation of an Event of Default, Lender shall have the right to accelerate payment of the entire unpaid principal and accrued interest due hereunder and the Borrower shall pay interest on the entire principal amount of the Loan then outstanding evidenced by this Note at a rate per annum equal to twelve percent (12%) per annum. Such interest rate will accrue before and after any judgment has been entered. All payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature to the Lender as provided in the Loan Agreement, in lawful money of the United States of America in immediately available funds.
The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. All interest shall be based on a year of 360 days and actual days elapsed.

          The entire principal amount due hereunder shall be paid on the Maturity Date or earlier acceleration hereof. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          The principal of this Note and accrued and unpaid interest thereon are convertible into shares of Common Stock of the Borrower as provided in the Loan Agreement.

          This Note is the Note referred to in, and is entitled to the benefits of, the Loan Agreement and other Loan Documents, including the representations, warranties, covenants and conditions contained therein. The Loan Agreement, among other things, contains provisions for redemption, prepayment in full or in part and for acceleration of the maturity hereof upon the happening of certain stated events prior to maturity upon the terms and conditions therein specified.

          This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the "Borrower" and the "Lender" shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns.

          This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of Texas without giving effect to its conflicts of law principles.

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Note as of the date first written above with the intention that this Note shall constitute a sealed instrument.


ATTEST:                             NORTH AMERICAN TECHNOLOGIES,
                                    GROUP, INC.


______________________________  By: /s/ Henry W. Sullivan
Title:                              Henry W. Sullivan
                                    President and Chief Executive Officer
[Corporate Seal]

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